PULMATRiX
Corporate Overview



PULMATRiX

NASDAQ: PULM

Safe Harbor

This presentation contains forward-looking statements. All statements other than statements of historical fact contained herein, including statements regarding our business plans or strategies, projected or anticipated benefits or other consequences of our plans or strategies, projected or anticipated benefits from acquisitions to be made by us, or projections involving anticipated revenues, earnings or other aspects of our operating results, are forward-looking statements. Words such as "anticipates," "assumes," "believes," "can," "could," "estimates," "expects," "forecasts," "guides," "intends," "is confident that," "may," "plans," "seeks," "projects," "targets," and "would," and their opposites and similar expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will actually be achieved. Forward-looking statements are based on information we have when those statements are made or our management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. A discussion of these and other factors, including risks and uncertainties with respect to PULMATRiX, Inc. (the "Company"), is set forth in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

CAUTION: We have not received approval from the FDA, or any other regulatory entity, to market our therapeutic candidates in the United States or in any other jurisdictions. Our therapeutic candidates, including Pulmazole, PUR1800, and PUR0200 are classified by the FDA as investigational drugs and are limited by Federal (or United States) law to investigational use only and will require additional studies to make definitive conclusions and claims about such candidates' safety or efficacy.



PULM (NASDAQ) Investment Highlights

Proprietary iSPERSE platform technology to optimize pharmacokinetics and pharmacology in respiratory and non-respiratory therapeutics

A scalable platform with application across drug classes and dry-powder delivery devices creates broad potential for pipeline development and strategic partnership

50-50 Cipla partnership on Pulmazole anti-fungal program in Allergic Bronchopulmonary Aspergillosis with ~$1.5 B net revenue potential*

J&J PUR1800 partnership with out-license option for NSKI portfolio to the J&J Lung Cancer Initiative for worldwide development and commercialization

Worldwide licensing deal with Sensory Cloud, a David Edwards PhD company, for over-the-counter commercialization of anti-contagion product with potential application in COVID-19

Positive cash balance projected through Pulmazole Phase 2 and PUR1800 Phase 1b data readouts anticipated by mid-2021

iSPERSE enabled 505(b)(2) programs targeting significant unmet need in neurology and respiratory disease

* Source: Physician Interviews and Payer Interviews; ClearView Health Partners Analysis

Cipla Partnership: Expanding Global Opportunities for Pulmazole

Partnership Validates Pulmazole Development Plan and Potential of iSPERSE Technology Platform

Partnership	Cipla Technologies
$22M up-front payment, combined with funds raised by PULMATRiX should fully fund the company beyond the Pulmazole Ph2 study data	Cipla is India's 2nd largest pharmaceutical company with global presence in over 130 countries, over 35 manufacturing facilities and a vast network for direct commercialization and strategic alliances
Equal sharing of future Pulmazole development and commercialization costs and worldwide free cash flows (profit)	Cipla Technologies, a Cipla wholly owned subsidiary, was incorporated in 2018 to develop and commercialize branded products with a respiratory and neurology focus

PULMATRiX

J&J Partnership: Global Lung Cancer Partnership Opportunity

Partnership Further Validates iSPERSE Technology and Opens Global Opportunity in Lung Cancer

Partnership

$7.2M up-front payment plus a $2M milestone payment upon completion of Ph1b clinical study

If J&J executes the licensing option for NSKI portfolio, PULMATRiX is eligible to receive a $14M option exercise payment, up to $32M in development milestones and up to $45M in commercial milestones, plus royalty payments ranging from 1% to 2% of sales

Johnson & Johnson

Johnson & Johnson is the world's largest healthcare company with over 130,000 employees and 130 years of existence

Johnson & Johnson Innovation funds a Lung Cancer Center at Boston University Medical Center, led by Avrum Spira, M.D., Global Head, Lung Cancer Initiative – Johnson & Johnson

Sensory Cloud Partnership: Collaboration to Combat COVID-19

Enables Potential Use of PUR003 & PUR006 as an Over-The-Counter Anti-Contagion Product

Partnership

Worldwide, royalty bearing license to proprietary salt formulations (PUR003 & PUR006) for OTC nasal delivery to potentially reduce the pathogenic risk and transmissibility of contagions*, including COVID-19

Escalating net sales royalties of 7% in 2020, 14% in 2021 and 17% over the remaining life of the agreement with a one-time $1M milestone following $20M of aggregate net sales

Sensory Cloud

Sensory Cloud is a Boston-based technology startup company that designs solutions to problems of human wellbeing and healthcare through pioneering discoveries at the frontiers of olfaction and respiratory biology. The Company is developing a proprietary line of consumer products for human health and wellbeing.

PULMATRiX

* Scientific data on file at PULMATRiX and pending publication in a leading peer reviewed scientific journal

Robust Pipeline with Projected Significant Value Catalysts

Product Pipeline	Indication	2020	2021
Pulmazole* *Anti-fungal (Cipla 50-50)*	Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma	Ph2	Ph2 Data Anticipated
PUR1800** *NSKI (J&J License Option)*	Lung Cancer	CMC → Ph1b	Ph1b Data Anticipated
PUR3000 **PUR4000**	Neurology Respiratory	**Pre-Clinical**	**One Ph1 Ready Asset Anticipated in 2021**

PULMATRiX Growth Strategy is Based on FIVE Core Value Drivers

1. Two clinical readouts anticipated in by mid-2021
2. Global Pulmazole partnership and revenue share with Cipla Technologies
3. J&J PUR1800 partnership with global out-licensing option for NSKI portfolio
4. New iSPERSE enabled inhaled 505(b)(2) opportunities in development
5. Multiple parties engaged in potential additional iSPERSE technology driven partnerships

PULMATRiX

* 50-50 partnership with Cipla Technologies, wholly owned subsidiary of Cipla
** Johnson & Johnson R&D collaboration with option for out-license

Leadership Team

Management

Ted Raad
CEO & Director

Dr. Rusty Clayton
Head of Clinical Development

Michelle Siegert
VP Finance

Michael Lipp, PhD
Chemistry Manufacturing & Controls Strategy

Board of Directors

Ironwood
Michael Higgins
Chairman

Amit Munshi
Director
ARENA PHARMACEUTICALS

ARCH Venture Partners
Steve Gillis, PhD
Director

Mark Iwicki
Director
Kala PHARMACEUTICALS

nocion THERAPEUTICS
Rick Batycky
Director

PULMATRIX

iSPERSE

Small Dense and Dispersible



iSPERSE Platform

Small, Dense & Dispersible Particles Designed for Highly Efficient Respiratory Delivery

iSPERSE Enables Sick Patients to Get More Effective Doses

Potential iSPERSE Advantages

- **Can be used with a broad range of drugs,** small molecule to biologic
- **Can be used with almost any device** (e.g., metered-dose, reservoir, capsule or blister-based inhalers)
- **Requires low inspiratory flow** for penetration deep into lung, based on high dispersibility
- **Can deliver large doses into lungs (tens of milligrams)** with high delivery efficiency
- **Avoids first-pass effect and systemic side-effects** with improved pharmacokinetics profile compared to oral delivery
- **Broad IP** portfolio into 2030s

Evolution of Engineered Dry Powder Drug Delivery



Large Porous Particle (ARCUS®)



Small Porous Particle (PulmoSphere™)



1µm **iSPERSE**

PULMATRIX

Sources: D Singh et al., *Br J Clin Pharmacol.* 2018, 84(9):2097-2105; Perry, J, et al., *Br J Clin Pharmacol.* 2019, 85(3):580-589; ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

iSPERSE Enables Product Development Not Possible with Conventional Technologies

Small Molecule APIs with Challenging Physical/Chemical Attributes

Amorphous or Crystalline API

APIs Limited by Predicted Efficacious Dose

Inhaled Antibiotics > 30mg; Small Molecules > 1mg

Control of Pulmonary and Systemic Exposure

Manipulation of PK Through Changes in Solid State

Dry Powder Formulation of Biologics and Macromolecules

Proteins, Peptides and Nucleic Acids for Lung Delivery

PULMATRIX

Pulmazole

Inhaled Antifungal

Cipla 50-50 Worldwide Development & Commercial Partnership

Inhaled Itraconazole to Treat Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma





Pulmazole Highlights

Potential to Expand and Shift Inhaled Antifungal Use to First Line Treatment in ABPA

Worldwide 50-50 co-development and revenue share Pulmazole partnership with Cipla Technologies represents ~$1.5B peak net revenue opportunity in U.S. alone *

iSPERSE enables itraconazole delivery to the lung, resulting in Pulmazole potential to address the underlying cause of disease while avoiding side effects of oral antifungal therapy and prolonged steroid treatment

Pulmazole has the potential to increase overall antifungal use and shift Pulmazole to first line treatment for ABPA

PULMATRiX funding projected through Ph2 proof of mechanism clinical study readout planned during mid-2021

* Research: Clearview Analysis

Allergic Bronchopulmonary Aspergillosis (ABPA) in Patients with Asthma

Exaggerated Response of the Immune System to the Fungus *Aspergillus* in Patients with Asthma and Cystic Fibrosis

ABPA Causes Airway Inflammation, Leading to Lung Damage and Fibrosis

Treatment focus

- Control of asthma symptoms
- Prevention and treatment of pulmonary exacerbations
- Reduction of pulmonary inflammation to prevent end-stage fibrotic disease

Treatment is usually limited to steroid and oral antifungal therapy

- Typical first line treatment is oral steroid therapy, followed by combination with oral antifungals, after insufficient treatment response with oral steroids

Healthy Lung


L

Diseased Lung



Untreated ABPA May Result in Pulmonary Fibrosis, Respiratory Failure and Potentially Death

PULMATRiX

Shah. *Allergy Asthma Immunol Res.* 2016;8(4):282; Tracy, J Fungi 2016;2:17; Agarwal, *Clinical & Experimental Allergy*. 2013;43, 850-873; Patterson. *Proc Am Thorac Soc.* 2010;7:237; Physician Research: Clearview Analysis; Estimate of Adult ABPA Prevalence Based on Country-specific Studies.

Significant Unmet Need Exists in ABPA

Dose Limiting Side Effects of Oral Antifungal Therapy Reduce Clinical Utility



Visual Changes
Cutaneous Reactions
Hepatic Abnormality
Gastro Intestinal Intolerance

- ✔ Variable and Poor PK
- ✔ Drug to Drug Interactions
- ✔ Fatigue

Significant Unmet Need Remains with Current Treatment Options in ABPA

- **~50%** of ABPA patients have **inadequate response** to oral steroids alone
- **~20%** of ABPA patients become **steroid dependent**
- Long-term steroid use associated with **development of complications** including invasive aspergillosis
- Antifungal agents are believed to **reduce fungal burden** (antigen induces inflammatory response)
- Antifungal treatment **improves clinical outcomes** and can potentially enable a reduction in steroid burden
- While the majority of antifungal use in ABPA is itraconazole, **overall antifungal use is limited** by safety/tolerability concerns

PULMATRIX

Wang. AMAC. 2010;54:2409. Denning. *Clinical Infectious Diseases*. 2002;34:563; Lestner. *Clinical Infectious Diseases* 2009; 49:928–30; Denning. *Clinical and Experimental Dermatology*. 2001;26:648; Greenberger P., B.R., Demain J, et. al., Allergic Bronchopulmonary Aspergillosis. *J Allergy Clin Immunol Pract*., 2015. 2(6): p. 703-708.; Physician Research: Clearview Analysis

Pulmazole: Potential to Change Standard of Care for ABPA

Ph1/1b Study Successfully Met All Endpoints

Phase 1/1b Part 1 & 2: SAD and MAD Key Results

Demonstrated safety and tolerability of Pulmazole administered up to 14 days

~100–400

Fold Lower

Plasma exposure over 24 hours than expected with oral Sporanox

Phase 1/1b Part 3: Single Dose Crossover Pulmazole 20mg Versus Single Dose Sporanox 200mg Oral

~50 Fold Higher Lung Exposure

~85 Fold Lower Plasma Exposure

1/10th of Dose

PULMATRIX

Source: ACAAI – 2018 – A Phase 1/1B Study of an Inhaled Formulation of Itraconazole in Healthy Volunteers and Asthmatics; Study Poster Presented at ACAAI in 2018, www.pulmatrix.com

Pulmazole Development Plan Builds Upon Clinical Precedent of Sporanox Improvement of FEV_1 in ABPA

Pulmazole is Anticipated to Improve Upon Sporanox Outcomes Demonstrated in Clinical Literature

1

The NEW ENGLAND JOURNAL of MEDICINE

2000, Stevens et al.

Itraconazole **improved FEV_1** and decreased steroid use and total IgE in a randomized double-blind trial with 55 patients

2

Journal of Clinical Immunology

2003, Wark et al.

Itraconazole **improved FEV_1**, decreased total IgE and the exacerbation frequency in a randomized, double-blind trial with 29 patients

3

Expert Review of Respiratory Medicine

2018, Agarwal et al.

In acute stage treatment naive ABPA patients, **monotherapy itraconazole** is effective in considerable number of patients, including **improved FEV_1 within 6 weeks**, with **less side-effects** compared to prednisolone monotherapy

Three Clinical Studies Demonstrated that Sporanox Treatment in Addition to Standard of Care Improved Both Disease Biomarkers and FEV_1

- Stevens and Wark studies support inclusion of oral Sporanox into current ABPA treatment guidelines (2016 IDSA) and were drivers behind the Pulmazole Ph2 and Ph2b/3 study designs
- Stevens, Wark and Agarwal studies showed significant improvement in FEV_1 and biomarkers for ABPA
- Pulmazole is expected to improve upon the known efficacy, safety and tolerability profile of oral Sporanox given the Ph1/1b results of ~50-fold higher lung exposure and ~85-fold lower plasma exposure than oral Sporanox at 1/10 the dose

PULMATRIX

Source: Stevens. *NEJM.* 2000;342(11):757; Wark. *J Allergy Clin Immuno.* 2003;111; 952; Agarwal *Chest* 2018; doi: 10.1016/j.chest.2018.01.005

Phase 2 Study Underway is Expected to Support Proof of Mechanism in Patients with Asthma-ABPA

28-day Safety, Tolerability, Pulmonary Function and Biomarker Study in Patients with Asthma and ABPA

Randomized, Double-blind, Placebo Controlled Study
(1:1 Randomization; N=16 Per Arm)

Patient Profile
(M/F, ages 18–79) with confirmed/stable asthma and ABPA

Patients

- **Placebo**
- **Pulmazole** (10 mg)
- **Pulmazole** (20 mg)
- **Pulmazole** (35 mg)

Endpoints
Safety
Tolerability
Pulmonary Function
Biomarkers

Upcoming Milestones

2H–2019	2020	2021
Phase 2 Start		Phase 2 Data Anticipated

PULMATRIX

Primary Endpoint

- Safety & tolerability
- Biomarkers

Other Endpoints

- Pulmonary function (FEV_1)
- Plasma and sputum PK
- Sputum and plasma eosinophils
- Serum IgE
- IgE and IgG (specific to A. fumigatus antigens) plasma concentrations
- Aspergillus burden in sputum
- Disease control (ACQ-6)
- FeNO

Phase 3 Trial Powered to Show FEV_1 Improvement

Potential Ph3 Study Design Pending Ph2 Results and FDA Feedback

Randomized, Double-blind, Placebo Controlled Study
(N=120 Per Arm). **16 Weeks Dosing with 16 Weeks Follow-up**

Patient Profile

Patients (M/F, ages 18–79) with moderate-to-severe confirmed/stable asthma and ABPA

Final doses to be determined following Ph2 and 6-month non-clinical toxicology



ABPA Patients
Placebo
Pulmazole (10 mg)*
Pulmazole (20 mg)*
Endpoints
FEV1
Exacerbations
PFT/Biomarkers
Disease Control
QOL

* Final dose selection to be determined

Primary Endpoint

- FEV_1

Secondary Endpoints

- Disease control (ACQ-6)
- Combined Asthma and ABPA exacerbations (frequency/timing)
- Steroid use

Biomarkers

- Sputum/plasma eosinophils
- Serum IgE
- IgE and IgG (specific to A. fumigatus antigens) plasma concentrations
- Aspergillus burden in sputum
- FeNO

PULMATRIX

Pulmazole: $1.5B Peak Net Revenue Potential in the U.S.

Anticipated 1st Line Use Drives Pulmazole's ~$1.5B U.S. Peak Net Revenue Forecast

1st Line Antifungal Usage May More than Double



80%
30%
Current Use of Antifungal 1st Line
Current Use of Antifungal 2nd Line



~1.3B
U.S. ABPA Asthma
Net Revenue
~200M
U.S. Other Indications

Payers Interviewed Suggested ~80% Market Access*, and ~$40K Annual Treatment Cost Similar to TOBI Podhaler and Severe Asthma Biologics**

Xolair Annual Price: ~$40K
Xolair is indicated for severe asthma poorly controlled by ICS with a reactivity to aeroallergen

Tobi Podhaler Annual Price: ~$40K
TOBI Podhaler is a dry-powder inhaled antibiotic for cystic fibrosis patients with Pseudomonas aeruginosa

Nucala Annual Price: ~$35K
Nucala is indicated for patients with severe asthma and an eosinophilic phenotype

Cinqair Annual Price: ~$25K
Cinqair is indicated for patients with severe asthma and an eosinophilic phenotype

PULMATRIX

Source: Physician Interviews; Payer Interviews; ClearView Analysis. * Also includes discount for patient compliance, patient persistence, and gross-to-net adjustment and peak revenues expected at loss of market exclusivity, ~11 years post launch; ** Estimate based on ClearView Analysis, which took into account uninsured patients, patients who are unwilling to pay, and projected access restrictions placed by payers

PUR1800

Inhaled p38, Syk, Src Kinase Inhibitor
with Potential for Lung Cancer

Reformulation of Janssen's RV1162
Narrow Spectrum Kinase Inhibitor (NSKI)





PUR1800 Highlights

(iSPERSE Enabled RV1162)

IND Ready with Potential to Address Significant Unmet Need in Lung Cancer

- In pre-clinical studies, RV1162 demonstrated multifactorial efficacy in steroid-resistant inflammation
- In clinical studies, RV1162 lactose blend demonstrated target engagement, anti-inflammatory activity, safety and tolerability in a 12-day study with stable COPD patients
- PUR1800 – the iSPERSE formulation of RV1162, has the potential to achieve 2 to 3-fold lung exposure of the RV1162 lactose blend's "effective dose" while improving safety margins
- PULMATRiX PUR1800 Phase 1b study top line data is anticipated during 2Q 2021
- Enabled by iSPERSE lung delivery, the PUR1800 mechanism of action has potential to address significant unmet need in lung cancer
- In addition to $7.2M up-front and $2M Ph1b milestone, J&J deal represents up to $91M in additional option and milestone payments plus low single digit royalties.

Narrow Spectrum Kinase Inhibitors (NSKI)

Block Steroid Resistant Inflammation & Lung Remodeling Processes

PUR1800
(p38/Src/Syk)



Injury
Alveolar Macrophage
Cytokine Receptors
TLRs
Neutrophil
Eosinophil
Injury
Inflammatory Mediators
Growth Factors
Cytokines
Growth Factors

Three Primary Benefits

1 **Treat Steroid-Resistant Inflammation**

- Inhibit p38 MAP kinases (p38MAPK) to restore steroid sensitivity and reduce inflammation
- Block inflammatory action of Src, which promotes cytokine production in damaged airway epithelial cells

2 **Treat Inflammation from Infections**

- Prevent viral and bacterial p38MAPK stimulation
- Suppress Syk-promoted pro-inflammatory cytokine production from bacterial infection

3 **Treat Airway Remodeling**

- Block growth factor mediated activation of primary lung fibroblasts
- Potential to be disease modifying

PULMATRIX

Source: Barnes PJ. *Pharmacol Rev* 2016; 68:788–815, Barnes PJ. *J Allergy Clin Immunol* 2013; 131:636-45, Geraghty P et al. *Am J Respir Cell Mol Biol*. 2014; 50(3):559-70, Angata T et al. *Cell Mol Life Sci*. 2013; 70(17):3199-210

PUR1800 iSPERSE Formulation Overcame the Limitations of RV1162 in Lactose Blend Formulation


Micronized RV1162
iSPERSE
Particle Engineering
PUR1800 – GLP Tox Formulation

- Janssen engaged PULMATRiX to overcome poor aerosol performance, drug accumulation in vivo and concerns with safety profile of RV1162 lactose blend formulation
- Janssen exited respiratory and licensed RV1162 and other NSKI to PULMATRiX given iSPERSE ability to enable further clinical development
- PUR1800 iSPERSE formulation of RV1162 was identified and advanced into 28-day GLP non-clinical safety study

PULMATRiX

First in Human Study of RV1162 (NSKI)

Positive Study Results and Opportunity for iSPERSE Enablement of Further Clinical Development Resulted in PULMATRiX License of RV1162 and NSKI Portfolio

RV1162 Reduced p38 MAPK Phosphorylation



p38 phosphorylation
p=0.73
p=0.01
% p38 phosphorylation
20
15
10
5
0
Sc
d12
Sc
d12
Placebo
RV1162

RV1162 Reduced Sputum Neutrophils



Neutrophils
p=0.68
p=0.02
Sputum neutrophils
(Log x10^6 cells/g sputum)
3
2
1
0
-1
-2
Sc
d12
Sc
d12
Placebo
RV1162

PULMATRiX

Source: EST001 Study with 35 healthy subjects and 30 subjects with moderate-to-severe COPD

Clinical Data Summary

- RV1162 lactose blend was well tolerated in human study including stable moderate-to-severe COPD subjects: ClinicalTrials.gov NCT01970618
- RV1162 lactose blend reduced the level of p38 phosphorylation demonstrating target engagement
- 12 days of patient dosing shows onset of anti-inflammatory benefit after a short dosing regimen
- RV1162 lactose blend showed dose-proportionality, linear kinetics, and minimal variability between subjects
- RV1162 was safe and well tolerated

28-Day GLP Toxicology Study* Resulted in PUR1800 Improved Safety Margins Relative to RV1162

iSPERSE Enabled Higher LUNG Dosing and Potentially Longer-Term Dosing with PUR1800

PUR1800 Results

500 µg Nominal Dose ▶ **~300 µg Lung Dose**

Dose proportional systemic exposure
Reduced potential for lung drug accumulation
No noteworthy clinical signs

Janssen RV1162 Lactose Blend Data

500 µg Nominal Dose Resulted in ~125 µg Lung Dose

Observations

- **Data supports maximum PUR1800 nominal clinical dose of 550 µg and ability to deliver ~3X lung dose than RV1162**
- **Improved physical and chemical stability of PUR1800 vs. RV1162**
- **Low drug accumulation indicates potential for longer term dosing**

PULMATRiX

* Data on file

PUR1800 Phase 1b Trial in Stable COPD

Phase 1b: Safety Study Bridging from Lactose to iSPERSE Formulation

Randomized, Double-blind, 3-way Crossover Study; 3 Dose Groups (2 active, 1 placebo) with 15 pts. 14 Days of Daily Dosing, with 28-day Crossover and 28-day Follow-up

Stable COPD Patients

15 patients

Randomized to 1st dose

Placebo	PUR1800 (250 µg)	PUR1800 (500 µg)
PUR1800 (250 µg)	Placebo	PUR1800 (500 µg)
PUR1800 (250 µg)	PUR1800 (500 µg)	Placebo

225 µg iSPERSE PUR1800 ≈ 500 µg Janssen RV1162 lactose Blend (based on predicted lung deposition)

Upcoming Milestones

Q3–2020	Q4–2020	Q1–2021	Q2–2021

- Phase 1b Trial Start Anticipated
- Phase 1b Data Anticipated

Endpoints

- Safety & Tolerability
- Pulmonary function (FEV_1) days 1, 7 and 14
- Systemic and sputum pharmacokinetics days 1, 7 and 14
- Target engagement and efficacy pharmacodynamics days 1, 7 and 14

PULMATRiX

New Therapies Under Evaluation



PULMATRiX Prioritized Two 505(b)(2) Opportunities for Pre-Clinical Development with Goal of Delivering One Ph1 Ready Asset in 2021

iSPERSE Enabled Development Opportunities Prioritized in Neurology and Respiratory Disease

Initial Product Identification → **Top 100 Drugs by Sales** → **Pulmonary Indications** → **CNS Indications with Need for Rapid Onset** → **Poor Oral Bioavailability with Associated Toxicity**

iSPERSE Opportunities

Strengthen Inhaled Pulmonary Portfolio	Pulmonary Administration for Systemic Delivery	Pulmonary Delivery of Macromolecules
• Local delivery of poorly bioavailable orals and/or high GI toxic drugs • Potential for accelerated development, market exclusivity for orphan indications	• Improve onset of action • Lung cancer combines value of local delivery with systemic delivery targeting metastases	• Partnership with companies in need of pulmonary delivery technology • Potential for broad partnership for future lung targeting RNAi therapies
4 505(b)(2) pipeline opportunities identified	**4 505(b)(2) pipeline opportunities identified**	**Several iSPERSE technology partnership opportunities identified**
PUR4000 505(b)(2) Respiratory Product Prioritized for Pre-clinical	**PUR3000 505(b)(2) Neurology Product Prioritized for Pre-clinical**	**Several Companies Targeted for Partner Funded iSPERSE Technology Partnerships**

PULMATRiX

Our Mission

PULMATRiX is committed to the development and commercialization of novel and transformational medicines for patients all over the world, using our proprietary iSPERSE™ technology to optimally deliver both respiratory and non-respiratory therapies via the respiratory system. Our initial focus is on respiratory diseases.

Appendix



Glossary of Terms

505(b)(2)	FDA Regulatory Pathway for Drug Approval
ABPA	Allergic Bronchopulmonary Aspergillosis
ACQ-6	Asthma Control Questionnaire 6
BAL	Bronchoalveolar Lavage
CMC	Chemistry Manufacturing and Controls
COPD	Chronic Obstructive Pulmonary Disease
FeNO	Fractional Exhaled Nitric Oxide
FEV_1	Forced Expiratory Volume in 1 Second
GI	Gastrointestinal
GLP	Good Laboratory Practice
HNV	Healthy Normal Volunteers
ICS	Inhaled Corticosteroid
IDSA	Infectious Disease Society of America
IgE	Immunoglobulin E Antibodies

IgG	Immunoglobulin G Antibodies
IND	Investigational New Drug
IP	Intellectual Property
LPS	Lipopolysaccharide
MAD	Multiple Ascending Dose
MAPK	Mitogen-Activated Protein Kinases
NSKI	Narrow Spectrum Kinase Inhibitor
PD	Pharmacodynamics
PK	Pharmacokinetics
POM	Proof of Mechanism
Pulmazole	PUR1900
SAD	Single Ascending Dose
SOC	Standard of Care
Sporanox	Oral Itraconazole 200mg

PULMATRIX